Exhibit 99.1

MOLSON COORS BEVERAGE COMPANY BOARD NAMES RAHUL GOYAL AS PRESIDENT AND CHIEF EXECUTIVE OFFICER

Rahul Goyal, chief strategy officer, to succeed Gavin Hattersley and join Molson Coors’ Board of Directors effective Oct. 1

CHICAGO, SEPTEMBER 22, 2025 – Molson Coors Beverage Company ("Molson Coors" or “the company”) (NYSE: TAP, TAP.A) today announced that its Board of Directors has unanimously appointed Rahul Goyal, chief strategy officer, to succeed Gavin Hattersley as president and chief executive officer. Rahul will assume the role and become a member of Molson Coors’ Board of Directors effective Oct. 1, 2025. Gavin will remain in an advisory role until the end of 2025 to help ensure a smooth transition.

During his 24-year career at Molson Coors, Rahul has been a driving force behind many of the company’s most successful recent ventures, serving in executive roles across information technology, finance and strategy. He started in Golden, Colorado at Coors Brewing Company and has held several global leadership roles such as chief information officer for Molson Coors in the UK and chief financial officer for Molson Coors in India. Most recently as chief strategy officer, Rahul has focused on expanding the company’s portfolio in meaningful ways to reach more consumers during more occasions. Further, Rahul has driven the company’s beyond beer ambition by building successful partnerships with The Coca-Cola Company and Fever-Tree and leading the acquisitions of ZOA and Naked Life. Rahul also managed the commercial operations of Coors Distributing Company and played a key role in the management of The Yuengling Company, Molson Coors’ joint venture with D.G. Yuengling and Son.

“After conducting an extensive and thorough CEO succession process that included evaluating internal and external candidates, it was clear that Rahul brought the right experience and vision that we believe is needed to drive the next phase of growth for Molson Coors,” said Board Chair David Coors. “Rahul has strong institutional knowledge given his time with the company and more importantly, he is eager to bring new thinking with a focus on future growth. The entire Board is confident that Rahul’s leadership will drive long-term results for Molson Coors.”

“Rahul has delivered meaningful growth in new spaces for the company thanks to his ability to build partnerships that align with the company’s strategic priorities,” said Board Vice-Chair Geoff Molson. “On top of that, he leads with authenticity and integrity and has built deep trust both inside and outside of Molson Coors, while igniting passion around our transformation journey.”

“I am honored to take on the CEO role and lead this company towards its next chapter of growth,” said Goyal. “Since joining in 2001, it has been a privilege to be part of a company with a historic legacy of amazing brands supported by a talented team of employees and a strong network of distributors, customers and partners. I’m ready to take on both the opportunities and the challenges ahead of us knowing that we have the brands, the people and the passion to deliver on our ambitions. I recognize that we have a lot of work to do, and in the coming months I will share more on my vision for how we will drive growth and carry the legacy of this great company forward to reach new heights.”

“Having known and had the pleasure of working closely with Rahul during his many years with Molson Coors, I believe he is the right choice to lead the company into the future,” said outgoing CEO Gavin Hattersley. “He brings the same dedication that built our brands over centuries and has proven that he can deliver results, applying purpose and clarity to everything he does. I look forward to supporting Rahul as he steps into the role bringing a fresh perspective in an increasingly complex environment. I have no doubt that he will inspire this team and lead Molson Coors to its full potential.”

Coors added, "On behalf of the entire Board of Directors, I want to express our deepest appreciation to Gavin for more than six years of steady leadership and dedication as president and CEO. Throughout his tenure, Gavin accelerated our business growth, built a strong culture and has put our company on a path to an even brighter future. I want to thank Gavin for his many years of service, his leadership and his passion for our collective success.”

OVERVIEW OF MOLSON COORS BEVERAGE COMPANY

For more than two centuries, we have brewed beverages that unite people to celebrate all life’s moments. From our core power brands Coors Light, Miller Lite, Coors Banquet, Molson Canadian, Carling and Ožujsko to our above premium brands including Madrí Excepcional, Staropramen, Blue Moon Belgian White and Leinenkugel’s Summer Shandy, to our economy and value brands like Miller High Life and Keystone Light, we produce many beloved and iconic beers. While our Company's history is rooted in beer, we offer a modern portfolio that expands beyond the beer aisle as well, including flavored beverages like Coors Seltzer, spirits like Blue Run whiskey and non-alcoholic beverages. We also have partner brands, such as Simply Spiked, ZOA Energy, and Fever-Tree, among others, through license, distribution, partnership and joint venture agreements. As a business, our ambition is to be the first choice for our people, our consumers and our customers, and our success depends on our ability to make our products available to meet a wide range of consumer segments and occasions.

To learn more about Molson Coors Beverage Company, visit molsoncoors.com.

ABOUT MOLSON COORS CANADA INC.

Molson Coors Canada Inc. ("MCCI") is a subsidiary of Molson Coors Beverage Company. MCCI Class A and Class B exchangeable shares offer substantially the same economic and voting rights as the respective classes of common shares of MCBC, as described in MCBC’s annual proxy statement and Form 10-K filings with the U.S. Securities and Exchange Commission. The trustee holder of the special Class A voting stock and the special Class B voting stock has the right to cast a number of votes equal to the number of then outstanding Class A exchangeable shares and Class B exchangeable shares, respectively.

FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Words such as “expects,” “intend,” “goals,” “plans,” “believes,” “continues,” “may,” “anticipate,” “seek,” “estimate,” “outlook,” “trends,” “future benefits,” “potential,” “projects,” “strategies,” and variations of such words and similar expressions are intended to identify forward-looking statements. From time to time, the Company may also provide oral or written forward-looking statements in other materials the Company releases to the public. Such forward-looking statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements, and include, but are not limited to, statements by each of the Board Chair, the Board Vice-Chair, and the outgoing CEO, and the contributions of the new President and CEO, including expectations (financial or otherwise). In addition, statements that the Company makes in this press release that are not statements of historical fact may also be forward-looking statements.

Although the Company believes that the assumptions upon which its forward-looking statements are based are reasonable, it can give no assurance that these assumptions will prove to be correct. Important factors that could cause actual results to differ materially from the Company’s historical experience, and present projections and expectations are disclosed in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the risks discussed in our filings with the SEC, including our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. All forward-looking statements in this press release are expressly qualified by such cautionary statements and by reference to the underlying assumptions. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. We do not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.